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                                                                    Exhibit 10.2

                                   AMENDMENT 1
                                     TO THE
                     CO-PROMOTION AND DISTRIBUTION AGREEMENT
                                     BETWEEN
                             ICU MEDICAL SALES, INC.
                                       AND
                               ABBOTT LABORATORIES

         This Amendment 1 (this "Amendment"), effective this 14th day of January, 2004 the "Effective Date") is made to the Co-Promotion and Distribution Agreement dated February 27, 2001 between ICU Medical, Inc. ("ICU") and Abbott Laboratories ("Abbott") (the "Agreement").

The parties agree to amend the Agreement as follows:

         1. INCORPORATION OF THE AGREEMENT. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

         2. ACKNOWLEDGEMENT OF ASSIGNMENT. The Agreement was, effective July 1, 2002, assigned to ICU Medical Sales, Inc. All references to ICU shall be deemed to be references to ICU Medical Sales, Inc.; provided, however, that nothing this Amendment shall be deemed to release ICU from any obligation or liability to Abbott under the Agreement.

         3. TERRITORY. The definition of Territory set forth in Section 1.29 of the Agreement shall be deleted in its entirety and shall be replaced by the following: " "Territory" shall mean all countries of the world."

         4. PRODUCTS. The definition of "Product" contained in Section 1.22 shall be deleted in its entirety and shall be replaced by the following:

                  "1.22 "Product" shall mean (a) SetSourceTM I.V. Sets manufactured by ICU, which .SetSource I.V. Sets may include proprietary products using either Party's proprietary devices or features, new configurations or non-proprietary pump sets, but shall not include any proprietary pump set unless and until the Parties agree to include such product as a Product hereunder, (b) I.V. Starter Kits and (c) Punctur-Guard Safety Needle Products and any similar safety needle products.


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         5.   APPOINTMENT IN FULL LINE ACCOUNTS. The first sentence of Section
              2.1 shall be deleted in its entirety and shall be replaced by the following:

                  "ICU grants to Abbott the exclusive right to market, sell and distribute all Products in all Abbott Full Line IV Contract Accounts in the United States and Canada."

         6. APPOINTMENT IN THE TERRITORY. The first sentence of Section 2.2 shall be deleted in its entirety and shall be replaced by the following:

                  "ICU additionally grants to Abbott the exclusive right to market, sell and distribute all Products to all customers in all countries outside the United States and Canada set forth on Exhibit 2.2 attached hereto. ICU grants to Abbott the non-exclusive right to market, sell and distribute all Products to all customers in all countries in the Territory that are not set forth on Exhibit 2.2; it being understood and agreed by the parties that ICU may also market, sell and distribute Products, either directly or indirectly, in all countries outside the United States and Canada that are not set forth on Exhibit 2.2. I"

         7. ADDITION OF EXHIBIT 2.2. A new Exhibit 2.2 shall be added to the Agreement which shall read as set forth on Exhibit 2.2 attached hereto.

         8. SUBDISTRIBUTORS. A new Section 2.7 shall be added to the Agreement which shall read in its entirety as follows:

                  "With respect to any appointment of Abbott as a distributor under this Agreement (whether the appointment is exclusive or non-exclusive), Abbott shall have the express right to appoint one or more sub-distributors."

         9.   TERM.

                  a. The first sentence of Section 11.1 of the Agreement shall be deleted in its entirety and shall be replaced by the following: "Unless earlier terminated, the term of this Agreement shall commence on the Effective Date and shall expire on December 31, 2014."

                  b.       Section 11.2 shall be deleted in its entirety.

         10. ASSIGNMENT. Section 12.7 of the Agreement shall be amended by adding the following language to the end of the existing text:

                  "Abbott intends to transfer its core hospital products business to a newly formed entity ("Newco") as described in a press release issued by Abbott on August 22, 2003. Notwithstanding anything to the contrary contained herein, Abbott shall have the right to assign all of its rights and obligations hereunder to Newco or a majority-owned subsidiary of Newco. If Abbott effects an assignment pursuant to the previous sentence, Abbott shall relinquish all of its rights and shall have no further rights or obligations hereunder. Thereafter, there shall be a contractual obligation solely between Newco (or a majority-owned subsidiary of Newco, as applicable) and ICU for performance of the obligations hereunder that were previously the obligations of Abbott."

         11. EFFECTUATION. The amendments to the Agreement contemplated by this Amendment shall be deemed effective as of the date first written above upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

         12. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.



                            [SIGNATURE PAGE FOLLOWS]


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                         [SIGNATURE PAGE TO AMENDMENT 1]



         IN WITNESS WHEREOF, the parties, intending to be bound by the terms and conditions hereof, have caused this Amendment to be signed by their duly authorized representatives.

ABBOTT LABORATORIES                             ICU MEDICAL SALES, INC.

By: /s/ Christopher B. Begley                   By: /s/ George A. Lopez, M.D.
    -----------------------------                   ----------------------------
    Christopher B. Begley                           George A. Lopez, M.D.
    President,                                      Chief Executive Officer
    Hospital Products Division